UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

NATROL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

21411 Prairie Street
Chatsworth, California 91311
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (818) 739-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Copy to: Clifford E. Neimeth, Esq. Greenberg Traurig, LLP The MetLife Building 200 Park Avenue New York, NY 10166 (212) 801-9200

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

     The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 in its entirety by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 in its entirety by reference.

     As a result of the Merger (as defined below), Natrol, Inc. (the “Company”) no longer fulfills the numerical listing requirements of the NASDAQ Global Market (“Nasdaq”). Accordingly, the Company has requested that the Company’s common stock, $0.01 par value (the “Common Stock”), be withdrawn from listing on Nasdaq as of the close of business on December 28, 2007. Nasdaq has advised the Company that it will file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under the Exchange Act. The Company will also file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 5.01. Changes in Control of Registrant.

     As previously announced, on November 18, 2007, the Company entered into an Agreement and Plan of Merger dated as of November 18, 2007 (the “Merger Agreement”) with Plethico Pharmaceuticals Limited, a public limited company incorporated under the laws of India (“Parent”), and Nutra Acquisition Company, Inc., a Delaware corporation and an indirect subsidiary of Parent (“Purchaser”), providing for the merger of Purchaser with and into the Company.

     Pursuant to the Merger Agreement, on November 27, 2007, Purchaser commenced a tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of Common Stock at a purchase price of $4.40 per share, net to the seller in cash (the “Offer Price”), without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 27, 2007 and in the related Letter of Transmittal furnished to the holders of Common Stock.

     The Offer expired by its terms and was successfully completed at 5:00 p.m., New York City time, on Thursday, December 27, 2007. Upon expiration of the Offer, Purchaser accepted for payment in accordance with the terms of the Offer all shares of Common Stock that were validly tendered and not withdrawn prior to expiration of the Offer, and payment for such shares will be made promptly, in accordance with the terms of the Offer and as required by applicable law. Purchaser has advised the Company that, based upon information obtained by Purchaser from the depositary for the Offer, as of the expiration of the Offer, a total of 13,108,619 shares of Common Stock, which in the aggregate represented approximately 91.9% of the then outstanding shares of Common Stock, were validly tendered and not withdrawn prior to the expiration of the Offer, and an additional 63,245 shares of Common Stock were tendered by notice of guaranteed delivery.

     On December 27, 2007, Plethico assigned all of its interest in Purchaser to M/s Plethico Global Holdings B.V., a subsidiary of Parent (“Plethico Global”). The business address of Plethico Global is Hobbarmastraat 14, 1071 ZB, Amsterdam, The Netherlands. As a result of such assignment, Purchaser became a direct wholly owned subsidiary of Plethico Global. Plethico Global is organized under the laws of The Netherlands.

     Following the acceptance for payment by Purchaser of shares of Common Stock pursuant to the Offer, on December 28, 2007 (the “Effective Time”), the acquisition of the Company by Parent was completed by means of a “short-form” merger of Purchaser with and into the Company (the “Merger”), with the Company continuing its corporate existence under the name “Natrol, Inc.” as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Plethico Global, in accordance with applicable provisions of Delaware law that authorize the completion of such a merger without a vote of the Company’s stockholders.

     In the Merger, at the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by the Company or any direct or indirect subsidiary of the Company and except for shares of Common Stock owned by Parent, Purchaser, or any subsidiary of Parent or Purchaser or held in the treasury of the Company), was canceled and converted into the right to receive the Offer Price, without interest and less any applicable withholding taxes, subject to the rights of holders thereof to seek appraisal of the “fair value” of their shares of Common Stock by following the procedures required by Section 262 of the Delaware General Corporation Law. The amount of consideration and source of funds used by the Purchaser to acquire the Company’s outstanding shares of Common Stock is described in Item 7 of the Purchaser’s Schedule TO and related Offer to Purchase, dated November 27, 2007, as amended, which description is incorporated herein by reference.

     The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 in its entirety by reference.

     The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on November 20, 2007 and is incorporated into this Item 5.01 in its entirety by reference.

     The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on November 27, 2007, as subsequently amended (the “Statement”), and (ii) the Tender Offer Statement on Schedule TO, originally filed by Purchaser and Parent with the SEC on November 27, 2007, as subsequently amended (the “Schedule TO”), and such information is incorporated in this Item 5.01 in its entirety by reference.

     On December 28, 2007, Parent issued a press release announcing the expiration of the Offer and the results thereof, that it had accepted for payment in accordance with the terms of the Offer all shares of Common Stock that were validly tendered and not withdrawn prior to the expiration of the Offer and that it had completed the Merger. On December 28, 2007, the Company also issued a press release regarding the foregoing. A copy of each such press release is filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated in this Item 5.01 in its entirety by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

     Pursuant to the Merger Agreement, at the Effective Time, the directors and officers of Purchaser immediately prior thereto became the directors and officers, respectively, of the Surviving Corporation, in each case until their successors are duly elected or appointed and qualified. The information regarding the new directors of the Surviving Corporation (Shashikant Patel, Rajiv Bedi, Hemant Modi, Sanjay Pai and Manmohan A. Patel) set forth in the Offer to Purchase, dated November 27, 2007, as amended, attached as Schedule A to the Schedule TO, and in the Section 14(f) Information Statement of the Company attached as Annex B to the Statement, as amended, is incorporated in this Item 5.02 in its entirety by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety to be identical to the certificate of incorporation of Purchaser, as in effect immediately prior to the Effective Time (except that the name of the Surviving Corporation set forth therein is “Natrol, Inc.”), and such amended and restated certificate of incorporation became the certificate of incorporation of the Surviving Corporation.

      Pursuant to the Merger Agreement, at the Effective Time, the bylaws of Purchaser, as in effect immediately prior to the Effective Time, became the bylaws of the Surviving Corporation. Following the Merger, the bylaws of the Surviving Corporation will be amended to provide that the name of the Surviving Corporation set forth therein is “Natrol, Inc.”

Item 8.01.	Other Events.

     On December 28, 2007, Parent issued a press release announcing the expiration of the Offer and the results thereof, that it had accepted for payment in accordance with the terms of the Offer all shares of Common Stock that were validly tendered and not withdrawn prior to the expiration of the Offer and that it had completed the Merger. On December 28, 2007, the Company also issued a press release regarding the foregoing. A copy of each such press release is filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated in this Item 8.01 in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Natrol, Inc. (incorporated by reference in its entirety as originally filed with the SEC on November 27, 2007, as amended).

20.2	Section 14(f) Information Statement of Natrol, Inc. (incorporated by reference in its entirety to Annex B of the Solicitation/Recommendation Statement on

Schedule 14D-9 of Natrol, Inc. as originally filed with the SEC on November 27, 2007)

20.3	Tender Offer Statement on Schedule TO of Plethico Pharmaceuticals Limited and Nutra Acquisition Company, Inc. (incorporated by reference in its entirety as originally filed with the SEC on November 27, 2007, as amended)

99.1	Press Release of Plethico Pharmaceuticals Limited dated December 28, 2007 (incorporated by reference to Exhibit (a)(1)(J) to the Schedule TO).

99.2	Press Release of Natrol, Inc. dated December 28, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATROL, INC.

Date: December 28, 2007	By:	/s/ Dennis Jolicoeur
	Name:	Dennis Jolicoeur
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.2	Press Release of Natrol, Inc. dated December 28, 2007.